Exhibit 8.1

Subsidiaries of Registrant

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
United States
AKQA, Inc.	California	100
CBA USA, LLC	California	100
Landor Associates International Ltd.	California	100
141 Hawaii, LLC	Delaware	100
A. Eicoff & Company, Inc.	Delaware	100
Acceleration eMarketing, Inc.	Delaware	100
ADLAB, LLC	Delaware	100
amp sound branding Inc.	Delaware	90
ArcTouch LLC	Delaware	100
Barrows North America Inc.	Delaware	100
BDG Design LLC	Delaware	100
Bottle Rocket LLC	Delaware	100
Cartwright LLC	Delaware	51
CHI America Partners LLC	Delaware	100
Choreograph LLC	Delaware	100
CMI Media, LLC	Delaware	100
David Miami Inc.	Delaware	55
DeepLocal Inc.	Delaware	100
Design Bridge and Partners, LLC	Delaware	100
Dewey Square Group, LLC	Delaware	100
Financeplus USA, LLC	Delaware	100
Gain Theory, LLC	Delaware	100
Goat Solutions USA, Inc.	Delaware	100
Grey Global Group LLC	Delaware	100
Grey Maryland LLC	Delaware	100
Group M Worldwide, LLC	Delaware	100
Group SJR LLC	Delaware	100
Intercom Americas LLC	Delaware	100
J. Walter Thompson Company Peruana LLC	Delaware	100
J. Walter Thompson Venture Company, Limited	Delaware	100
Landor, LLC	Delaware	100
Made Thought Design Inc.	Delaware	75
ManvsMachine Inc.	Delaware	75
Nectar Acquisition LLC	Delaware	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Ogilvy & Mather Venture Company, Limited	Delaware	100
Ogilvy CommonHealth Worldwide LLC	Delaware	100
Ogilvy Public Relations Worldwide LLC	Delaware	100
Passport Brand Design, LLC	Delaware	75
Peclers Paris North America, Inc.	Delaware	100
Potato Inc.	Delaware	75.3
Prime Policy Group, LLC	Delaware	100
Promotion Execution Partners, LLC	Delaware	100
PSB Insights LLC	Delaware	100
Real Growth Advisory LLC	Delaware	100
Spafax Networks LLC	Delaware	100
SYZYGY DIGITAL MARKETING INC	Delaware	50.3
Tank Advertising LLC	Delaware	100
TDM Acquisition Co., Inc.	Delaware	100
The Brand Power Company LLC	Delaware	100
The Burson Group LLC	Delaware	100
The GCI Group LLC	Delaware	100
The Harold Burson Foundation	Delaware	100
The Lacek Group LLC	Delaware	100
The Ogilvy Group, LLC	Delaware	100
The PBN Company	Delaware	100
Verticurl LLC	Delaware	60
Village Marketing Agency LLC	Delaware	100
VML MAP US Inc.	Delaware	100
WPP 2025 LLC	Delaware	100
WPP CP LLC	Delaware	100
WPP Diamond Head LLC	Delaware	100
WPP Grand Central LLC	Delaware	100
WPP Group U.S. Finance LLC	Delaware	100
WPP Group USA, Inc.	Delaware	100
WPP Media Holdings LLC	Delaware	100
WPP Production California LLC	Delaware	100
WPP Production Inc.	Delaware	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Properties	Delaware	100
WPP US Services LLC	Delaware	100
Wunderman Thompson Data Consulting LLC	Delaware	100
Wunderman Thompson LLC	Delaware	100
Y&R Properties Holding One LLC	Delaware	100
York Merger Square 2004 LLC	Delaware	100
York Merger Square 2009 LLC	Delaware	100
Young & Rubicam LLC	Delaware	100
The Jeffrey Group, LLC	Florida	100
TJG Holdings, LLC	Florida	100
VML, LLC	Missouri	100
Chimera Square Insurance Company	New York	100
Food Group, Inc.	New York	100
Iconmobile, Inc.	New York	67.9
J. Walter Thompson Company Fund Incorporated	New York	100
MJM Creative Services, Inc.	New York	100
Obviously Social, LLC	New York	100
Ogilvy & Mather Worldwide, LLC	New York	100
S&S MCC and MCC, Inc.	New York	100
Ted Bates Worldwide, Inc	New York	100
The Ogilvy Foundation	New York	100
WPP Montagu Square LLC	New York	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Non-US
AKQA PTY LTD	Australia	100
BARTON DEAKIN PTY LIMITED	Australia	100
Brand Power Pty Ltd	Australia	100
BURSON PTY LTD	Australia	100
CHOREOGRAPH TECHNOLOGY SOLUTIONS PTY LTD	Australia	100
EssenceMediacom Australia Pty Ltd	Australia	100
Etcom Australia Pty Ltd	Australia	100
HAWKER BRITTON GROUP PTY LIMITED	Australia	100
HILL AND KNOWLTON AUSTRALIA PTY. LIMITED	Australia	100
InfoSum Australia Pty Ltd	Australia	100
LANDOR ASSOCIATES PTY LTD	Australia	100
M MEDIA GROUP PTY LTD	Australia	100
OGILVY AUSTRALIA PTY LTD	Australia	100
OGILVY BHD PTY LTD	Australia	100
OGILVY HEALTH PTY LTD	Australia	100
OGILVY PR PTY LTD	Australia	100
STW MEDIA SERVICES PTY LIMITED	Australia	100
The & Partnership Australia Pty Limited	Australia	100
The Brand Agency Pty Ltd	Australia	100
Verticurl Marketing Services Pty Limited	Australia	60
VML Australia Pty Limited	Australia	100
WAVEMAKER AUSTRALIA PTY LTD	Australia	100
whiteGREY Pty Ltd	Australia	100
WPP AUNZ Pty Ltd	Australia	100
WPP GR PTY LTD	Australia	100
WPP Media Australia Pty Ltd	Australia	100
WPP Production Australia Pty Ltd	Australia	100
AKQA Brussels NV	Belgium	100
AKQA Brussels PR NV	Belgium	100
BURSON COHN & WOLFE SRL	Belgium	100
EssenceMediacom Belgium SA	Belgium	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Hill & Knowlton International Belgium SA	Belgium	100
Mindshare SA	Belgium	100
Ogilvy Social Lab SA	Belgium	100
Space SA	Belgium	50
VML Belgium NV	Belgium	100
Wavemaker SA	Belgium	100
WPP Belgium SSC	Belgium	100
WPP Group Services SNC	Belgium	100
WPP Holdings Brussels S.N.C.	Belgium	100
WPP Media Belgium SA	Belgium	100
Agência Ideal Comunicação Ltda.	Brazil	100
AKQA Brasil Comunicação Ltda.	Brazil	100
ArcTouch Brasil Desenvolvimento de Software Ltda	Brazil	100
Burson Cohn & Wolfe Comunicação Ltda.	Brazil	99.9
Cairos Usabilidade Ltda	Brazil	99.9
Corebiz Participações Ltda.	Brazil	100
David Brasil Comunicação Ltda	Brazil	54.9
Design Bridge and Partners Comunicação Ltda.	Brazil	79.9
DFX – Design for X Cursos e Treinamentos Ltda.	Brazil	80
DTI Sistemas Ltda.,	Brazil	75
Fbiz Comunicação Ltda	Brazil	99.9
Foster Informática Ltda	Brazil	70
Geometry Global Brasil Comunicação Ltda.	Brazil	100
GPAT S.A. - Propaganda e Publicidade	Brazil	50.9
Grey Publicidade do Brasil Ltda	Brazil	99.9
Hogarth Worldwide Publicidade Brasil Ltda	Brazil	100
ICherry Publicidade E Propoganda Ltda	Brazil	100
Intuitive Serviços de Inteligência e Análise Digital Ltda	Brazil	69.9
JG Comunicações Brasil Ltda	Brazil	100
Jüssi Intention Marketing Ltda.	Brazil	100
Máquina da Notícia Comunicação Ltda	Brazil	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Marketdata Solutions Brasil Ltda	Brazil	100
Mídia 123 Serviços de Publicidade Via Internet Ltda.	Brazil	99.9
Mutato Entretenimento, Conteúdo, Publicidade e Serviços Ltda	Brazil	91
Mutato Produção e Influência Ltda	Brazil	91
Next Target Consultoria e Serviços de Internet Ltda.	Brazil	75
Ogilvy & Mather Brasil Comunicação Ltda	Brazil	100
PM Comunicação Ltda	Brazil	70
PTR Comunicações Ltda	Brazil	100
Santa Mônica Criação de Sites e Lojas Virtuais Ltda.	Brazil	100
Soho Square Comunicação Ltda.	Brazil	100
Spafax Publicidade Ltda.	Brazil	100
Supermirella Participações Ltda	Brazil	100
Trinto Soluções Digitais Para Comércio Eletrônico Ltda.	Brazil	100
VML Brasil Propaganda Ltda.	Brazil	100
WPP BLAH Participações Ltda.	Brazil	100
WPP do Brasil - Participações Ltda	Brazil	100
WPP Media Services Comunicações Ltda.	Brazil	100
WPP One Comunicação Ltda.	Brazil	100
Barrows Canada Retail Services Ltd	Canada	100
Brand Power Inc.	Canada	100
Entreprise de Communications Tank Inc./Tank Communications Enterprise Inc.	Canada	100
GCI Communications Inc./Communication GCI Inc.	Canada	100
Grey Advertising ULC/Publicite Grey ULC	Canada	100
GroupM Canada Inc.	Canada	100
GTB LP	Canada	100
Hogarth Worldwide Canada Production Ltd / Hogarth Canada Production Mondial Ltee	Canada	100
John Street Inc	Canada	100
OpenMind Media Canada Inc.	Canada	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
SJR Canada Ltd./SJR Canada Ltée	Canada	100
Spafax Canada Inc	Canada	100
T&P Media Canada Ltd.	Canada	100
The Showroom GP Inc	Canada	50
The Showroom Limited Partnership	Canada	50
The&Partnership Inc.	Canada	100
VML Canada Inc.	Canada	100
VML MAP Canada Inc.	Canada	100
VML Services ULC	Canada	100
WPP Group Canada Communications ULC	Canada	100
WPP Group Canada Finance, Inc.	Canada	100
WPP IT Inc.	Canada	100
WPP Simcoe Square ULC	Canada	100
Agenda (Beijing) Ltd	China	100
AKQA (Shanghai) Ltd.	China	100
Batey China Company Limited	China	100
BCW Public Relations (Guangdong) Co., Ltd.	China	100
Beijing Benpao Century Technology Development Co.,Ltd.	China	100
Beijing Ogilvy & Mather Marketing Communications Consulting Co., Ltd	China	100
Beijing Ogilvyone Marketing Co., Ltd	China	100
Beijing Soho Square Advertising Co. Ltd	China	100
Beijing Wunderman Thompson Advertising Co. Ltd	China	100
Blue Hive Shanghai Communications Co., Ltd	China	100
Decode Co., Ltd	China	100
Design Bridge (Shanghai) Co., Ltd	China	100
GCI Marketing Communications Consulting (Shanghai) Co., Ltd	China	100
Geometry Action (Fujian) Marketing Planning Co., Ltd	China	51
Grey China Marketing Communications Co Ltd	China	100
Grey Star Echo Marketing Communications Co., Ltd.	China	51

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
GroupM (Shanghai) Advertising Co. Ltd	China	100
GroupM Market Advertising Co. Ltd.	China	100
GTB Shanghai Advertising Co., Ltd	China	100
Guangzhou Approach Enterprise Management Consulting Co., Ltd	China	51
Guangzhou Approach Marketing Communications Co., Ltd.	China	51
Guangzhou Dawson Human Resources Service Co. Ltd	China	51
Guangzhou Dawson Marketing Communication Co. Ltd	China	51
Guangzhou Win-line Geometry Management Consulting Co., Ltd.	China	51
Guangzhou Win-Line Geometry Marketing Communications Co., Ltd.	China	51
Hill & Knowlton (China) Public Relations Co Ltd	China	100
H-Line Ogilvy Communications Company Ltd	China	100
Hogarth & Ogilvy Marketing Communications (Shanghai) Co., Ltd.	China	100
Hogarth (Shanghai) Image Video Design & Production Co.Ltd	China	100
Kinetic Advertising (Shanghai) Co. Ltd	China	100
Landor Associates Designers and Consultants Limited	China	100
Midas Media Limited	China	100
Mirum (Beijing) Co., Ltd	China	100
Ogilvy (Fujian) Advertising Co. Ltd	China	51
Ogilvy Raynet Communications Co Ltd	China	100
Public Strategies Co., Ltd	China	100
Red Wasabi Marketing Consulting (Shanghai) Co., Ltd	China	100
Salmon Software Technology (Beijing) Co. Ltd.	China	100
Shanghai Bates MeThinks Marketing Communications Co. Ltd	China	70

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Shanghai Easycom Advertising Co., Ltd.	China	100
Shanghai Grey Star Echo Marketing & Communication Co., Ltd	China	51
Shanghai Iconmobile Co Ltd	China	67.9
Shanghai Ogilvy & Mather Advertising Ltd	China	100
Shanghai Ogilvy & Mather Marketing Communications Consulting Co Ltd	China	100
Shanghai River Run Marketing & Management Co., Ltd.	China	100
Shanghai SocialThink Advertising Co., Ltd.	China	100
Shanghai Sudler MDS Healthcare Communications Co., Ltd	China	60
Soho Square Advertising Co Ltd	China	100
Spafax (China) Co., Ltd.	China	100
Superunion China Co, Ltd	China	100
Unite (Shanghai) Advertising Co., Ltd.	China	100
Verticurl Marketing (Beijing) Ltd	China	60
WPP (China) Management Co., Ltd.	China	100
ADPeople A/S	Denmark	100
AKQA Denmark A/S	Denmark	75
Grey Danmark A/S	Denmark	100
GroupM Enterprise Services ApS	Denmark	100
Molecule Consultancy A/S	Denmark	51
Molecule Holding A/S	Denmark	100
Resolve ApS	Denmark	100
VML MAP A/S	Denmark	100
WPP Holding Denmark A/S	Denmark	100
WPP Media Denmark A/S	Denmark	100
AKQA SASU	France	100
AxiCom Communications SARL	France	100
Burson Group SAS	France	100
CB'A PARIS	France	100
Choreograph SAS	France	100
CT Finances SA	France	100
Group M France SAS	France	100
Hogarth	France	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Landor Associates SAS	France	100
Obviously France	France	100
Ogilvy Paris	France	100
Peclers Paris SAS	France	100
Regional Management Group SAS	France	100
Screenbase SAS	France	100
Studio M France SAS	France	100
The&Partners SARL	France	100
Velvet Consulting SAS	France	100
VML	France	100
WPP Finance SA	France	100
WPP France Holdings SAS	France	100
(m)STUDIO GmbH	Germany	100
AKQA GmbH	Germany	100
amp GmbH	Germany	90
AxiCom Axiom Communications GmbH	Germany	100
banbutsu dcp GmbH	Germany	67.9
Best of Media GmbH	Germany	100
Brand Pier GmbH	Germany	66.5
Burson GmbH	Germany	100
Choreograph Technology Solutions GmbH	Germany	100
DAITA EXP GmbH	Germany	67.9
deepblue networks AG	Germany	100
Design Bridge and Partners GmbH	Germany	100
diffferent GmbH	Germany	50.3
EssenceMediacom Germany GmbH	Germany	100
GCI Health Unternehmensberatung für Kommunikation GmbH	Germany	80
Global Team Ogilvy All Stars GmbH	Germany	100
Grey Famously Effective GmbH	Germany	100
GREY germany GmbH	Germany	100
Grey Holding Central Europe GmbH	Germany	100
Grey Shopper GmbH	Germany	100
Hogarth Worldwide GmbH	Germany	100
icon group GmbH	Germany	67.9

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
icon incar GmbH	Germany	67.9
InfoSum Germany GmbH	Germany	100
INGO Hamburg GmbH	Germany	100
Instant Data GmbH	Germany	100
IntraMedic GmbH	Germany	100
Landor GmbH	Germany	100
Media Consult WPP GmbH	Germany	100
MediaCom Holding Central and Eastern Europe GmbH	Germany	100
MediaCom TWENTYFIVE GmbH	Germany	100
MindShare GmbH	Germany	100
Ogilvy GmbH	Germany	100
Ogilvy Public Relations GmbH	Germany	74.8
OgilvyFinance AG	Germany	100
PATH GmbH	Germany	100
RessourcenReich GmbH	Germany	66.5
Sales Port GmbH	Germany	66.5
SCHOLZ & FRIENDS Berlin GmbH	Germany	100
Scholz & Friends Commerce GmbH	Germany	100
SCHOLZ & FRIENDS Digital Media GmbH	Germany	50.1
SCHOLZ & FRIENDS Düsseldorf GmbH	Germany	100
SCHOLZ & FRIENDS Family GmbH	Germany	100
SCHOLZ & FRIENDS Group GmbH	Germany	100
SCHOLZ & FRIENDS Hamburg GmbH	Germany	100
Scholz & Friends Health GmbH	Germany	100
Social Lab GmbH	Germany	100
Syzygy AG	Germany	50.3
syzygy Deutschland GmbH	Germany	50.3
Syzygy Performance Marketing GmbH	Germany	50.3
The Brand Power Company GmbH	Germany	100
TheAndPartnership Germany GmbH	Germany	100
thjnk Germany GmbH	Germany	80
thjnk GmbH	Germany	80

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
TWENTYFIVE Communications GmbH & Co. KG	Germany	69.3
TWENTYFIVE Verwaltungs GmbH	Germany	69.3
VML Germany GmbH	Germany	100
WAVEMAKER GmbH	Germany	100
WPP Deutschland Holding GmbH & Co. KG	Germany	100
WPP Deutschland Verwaltungs GmbH	Germany	100
WPP Finance Deutschland GmbH	Germany	100
WPP Germany GmbH & Co. KG	Germany	100
WPP Marketing Communications Germany GmbH	Germany	100
WPP Media Competence Center GmbH	Germany	100
WPP Media Digital GmbH	Germany	100
WPP Media Germany GmbH	Germany	100
WPP Media OOH GmbH	Germany	100
WPP media solutions GmbH	Germany	100
Agenda (Hong Kong) Ltd	Hong Kong	100
Agenda Group (Asia) Limited	Hong Kong	100
ARBA Holdings Limited	Hong Kong	65
Bates Hong Kong Limited	Hong Kong	100
BatesAsia Limited	Hong Kong	100
Brand Communications International Limited	Hong Kong	60
Burson (Asia) Limited	Hong Kong	100
Burson-Marsteller (Hong Kong) Limited	Hong Kong	100
CB'A ASIA LIMITED	Hong Kong	100
Cohn & Wolfe Impact Asia Limited	Hong Kong	100
Design Bridge & Partners Hong Kong Limited	Hong Kong	100
Designercity (HK) Limited	Hong Kong	51
Era Ogilvy Public Relations Co., Limited	Hong Kong	100
Essencemediacom Hong Kong Limited	Hong Kong	100
EssenceMediacom Limited	Hong Kong	100
Freeway Communications Ltd	Hong Kong	100
Geometry Global Company Limited	Hong Kong	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Golden Fame International Holdings Ltd	Hong Kong	60
Grand Wealth International Holdings Limited	Hong Kong	51
Grey Advertising Hong Kong Ltd	Hong Kong	100
Grey Advertising Limited	Hong Kong	100
Grey DPI (Hong Kong) Limited	Hong Kong	60
Grey International Limited	Hong Kong	100
Hill and Knowlton Asia Limited	Hong Kong	100
H-Line Worldwide Limited	Hong Kong	100
Hogarth Worldwide (Hong Kong) Limited	Hong Kong	100
J. Walter Thompson Company (North Asia) Limited	Hong Kong	100
Landor & Fitch (Hong Kong) Limited	Hong Kong	100
MindShare Communications Limited	Hong Kong	100
MindShare Hong Kong Limited	Hong Kong	100
Mirum Hong Kong Limited	Hong Kong	100
NB Agency Asia Holding Limited	Hong Kong	90.5
Ogilvy & Mather (China) Limited	Hong Kong	100
Ogilvy & Mather (Hong Kong) Private Limited	Hong Kong	100
Ogilvy & Mather Marketing Communications Limited	Hong Kong	100
Ogilvy & Mather Marketing Services Limited	Hong Kong	100
Ogilvy Public Relations Worldwide Limited (Hong Kong)	Hong Kong	100
OgilvyOne Worldwide Hong Kong Limited	Hong Kong	100
Pulse Communications Ltd	Hong Kong	100
Shengshi International Media (Group) Limited	Hong Kong	100
Soho Square Hong Kong Limited	Hong Kong	100
Team Y&R Holdings Hong Kong Limited	Hong Kong	100
The Bridge Communications Company Limited	Hong Kong	100
The&Partnership Hong Kong Limited	Hong Kong	100
VML Taiwan Limited	Hong Kong	100
Wavemaker Hong Kong Limited	Hong Kong	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Group (Asia Pacific) Limited	Hong Kong	100
WPP Marketing Communications (Hong Kong) Limited	Hong Kong	100
WPP Media Hong Kong Limited	Hong Kong	100
WPP Media Limited	Hong Kong	100
Wunderman Thompson Limited	Hong Kong	100
AKQA Media India Private Limited	India	100
Alphabet Consulting Private Limited	India	100
Autumn Advertising Private Limited	India	89.9
Bates India Private Ltd	India	79.8
Batey India Private Limited	India	100
Bay99 Studios India Private Limited	India	100
Brand David Communications Private Limited	India	86.1
BU India Private Limited	India	100
Contract Advertising (India) Pvt Ltd	India	84.4
Eighty Two Point Five Communications Private Limited	India	80.1
Fortuity Communications Pvt. Ltd	India	100
G2 Communications Pvt Ltd	India	100
G2 Rams India Pvt Ltd	India	91.6
Genesis BCW Private Limited	India	100
Glitch Media Private Limited	India	100
Grey Worldwide (India) Pvt.Ltd	India	100
Hindustan Thompson Advertising Limited	India	73.9
HTA Marketing Services Private Limited	India	74
Hug Digital Private Limited	India	76
Hungama Digital Services Private Limited	India	56
Interactive Television Private Limited	India	80
Kinetic Advertising India Private Limited	India	84.4
Matrix Publicities & Media India Pvt Ltd	India	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
MediaCom Communications Pvt Ltd	India	100
Mediaedge:cia India Pvt Ltd	India	95.5
Mirum Digital Private Limited	India	100
Ogilvy & Mather Pvt Ltd	India	74
Pennywise Solutions Private Limited	India	100
PPR South Asia Private Limited	India	100
Qais Consulting (India) Pvt Ltd	India	100
Quasar Media Private Ltd	India	100
Results India Communications Pvt Ltd	India	72.3
Sercon India Private Limited	India	99.6
Six Degrees BCW Private Limited	India	100
T and P Agency Private Limited	India	79.8
Trikaya Communications Pvt. Ltd	India	100
Verticurl Marketing Private Limited	India	60
WPP Marketing Communications India Pvt. Ltd.	India	100
WPP Media India Private Limited	India	72.3
Wunderman Thompson Commerce Private Limited	India	100
AKQA Srl	Italy	91
AQuest S.r.l.	Italy	100
AxiCom Italia Srl	Italy	100
Burson Group Italy Srl	Italy	100
CB'A Srl	Italy	100
EssenceMediacom Italia Srl	Italy	100
Grey srl	Italy	100
GroupM plus Srl	Italy	100
GroupM Srl	Italy	100
Hogarth Worldwide Italy srl	Italy	100
InfoSum Italy Srl	Italy	100
Intramed Communications Srl	Italy	100
Landor & Fitch Srl	Italy	100
Mindshare SpA	Italy	100
Ogilvy & Mather Srl	Italy	100
Ogilvy Interactive Srl	Italy	100
OgilvyOne Worldwide SpA	Italy	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
The & Partners Srl	Italy	100
VML Health S.R.L.	Italy	100
VML Italia S.R.L.	Italy	100
Wavemaker Italia S.r.l.	Italy	100
WPP Marketing Communications (Italy) Srl	Italy	100
AKQA Uka, Inc.	Japan	60
Burson Japan Inc.	Japan	100
Grey Worldwide Inc (Japan)	Japan	100
Hogarth Inc.	Japan	100
The&Partnership Japan K.K.	Japan	100
Verticurl Japan G.K.	Japan	60
VML & Ogilvy Japan GK	Japan	100
WPP Marketing Communications GK	Japan	100
WPP Media Japan K.K.	Japan	100
Agencia de Comunicación Interactiva, SA de CV	Mexico	100
AXCM Comunicación Estratégica, S. de R.L. de C.V.	Mexico	100
Burson Cohn & Wolfe de México, S. de R.L. de C.V.	Mexico	100
CM Connection, S. de R.L. de C.V.	Mexico	100
CM Interactive, S.A. de C.V.	Mexico	100
Corebiz MX, S. de R.L. de C.V.	Mexico	100
Grey México, S. de R.L. de C.V.	Mexico	100
Mirum, S.A. de C.V.	Mexico	100
Ogilvy & Mather, S. de R.L. de C.V.	Mexico	100
Soho Square México, S. de R.L. de C.V.	Mexico	100
The Cocktail America, SA DE CV	Mexico	79.9
The Jeffrey Group Mexico. S. de R.L. de C.V.	Mexico	100
VML México Publicidad, S. de R.L. de C.V.	Mexico	100
Walter Landor y Asociados, S de RL de CV	Mexico	100
WPP Business Services, S. de R.L. de C.V.	Mexico	100
WPP Consulting México, S. de R.L. de C.V.	Mexico	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Media Management, S. de R.L. de C.V.	Mexico	100
WPP México Servicios, S. de R.L. de C.V.	Mexico	100
WPP Production Mexico, S. de R.L. de C.V.	Mexico	100
WPP Second, S. de R.L. de C.V	Mexico	100
AKQA B.V.	Netherlands	100
Axicom BV	Netherlands	100
Berkeley Square Holding BV	Netherlands	100
Burson Group Nederland B.V.	Netherlands	100
Cavendish Square Holding BV	Netherlands	100
Centrale Holding Du Bois Ording B.V.	Netherlands	100
Chafma B.V.	Netherlands	100
CIA Holding B.V.	Netherlands	100
dBOD International B.V.	Netherlands	100
Design Bridge and Partners B.V.	Netherlands	100
Du Bois Ording Design B.V.	Netherlands	100
Grey Benelux BV	Netherlands	90
Groundfloor BV	Netherlands	100
Group M India Holding B.V.	Netherlands	100
GroupM Korea Digital B.V.	Netherlands	100
In Domo Consulting B.V.	Netherlands	56
Leicester Square Holding B.V.	Netherlands	100
Lexington International B.V.	Netherlands	100
Miniato B.V.	Netherlands	100
Mirum Europe B.V.	Netherlands	100
O & M Africa B.V.	Netherlands	55.2
Ogilvy Groep (Nederland) B.V.	Netherlands	100
Russell Square Holding BV	Netherlands	100
Superunion B.V.	Netherlands	100
UnfoldX B.V.	Netherlands	100
VBAT Group B.V.	Netherlands	100
Vincent Square Holding BV	Netherlands	100
VML Netherlands B.V.	Netherlands	100
Witgoud Investments B.V.	Netherlands	100
WPP Claremont Square B.V.	Netherlands	100
WPP Go One B.V.	Netherlands	100
WPP Holdings (Holland) B.V.	Netherlands	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Interflow Holding B.V.	Netherlands	100
WPP Japan Holding B.V.	Netherlands	100
WPP Kraken B.V.	Netherlands	100
WPP Management Services (Holland) B.V.	Netherlands	100
WPP Media B.V.	Netherlands	100
WPP Minotaur B.V.	Netherlands	100
WPP Netherlands B.V.	Netherlands	100
WPP Rio Square BV	Netherlands	100
WPP Sheridan Square B.V.	Netherlands	100
WPP Socrates BV	Netherlands	100
WPP Summer Square B.V.	Netherlands	100
WPP Superior Square BV	Netherlands	100
WPP Times Square B.V.	Netherlands	100
WPP US Investments BV	Netherlands	100
WVI Marketing Communications Group B.V.	Netherlands	100
Young & Rubicam International Group B.V.	Netherlands	100
Brand Fibres sp. z o.o.	Poland	75
Burson Poland Sp z.o.o	Poland	100
EssenceMediacom Poland Sp zoo	Poland	100
Gorilla Group spółka z ograniczoną odpowiedzialnością	Poland	100
Grey Worldwide Warszawa Sp. z.o.o	Poland	100
Ogilvy Sp. z o.o.	Poland	100
Testardo Gram Sp. z.o.o.	Poland	100
The & Partnership Limited Spółka z ograniczona odpowiedzialnością	Poland	100
VML Cracow sp. Z o.o	Poland	74
VML Enterprise Solutions Sp. z o.o.	Poland	100
VML Europe Holding sp. z.o.o.	Poland	100
VML sp. z o.o	Poland	74.9
Wavemaker Sp.z.o.o	Poland	100
WPP Media Poland sp. z.o.o.	Poland	100
Aleph Pte Ltd	Singapore	93.3
BURSON (SG) PTE. LTD.	Singapore	100
Demand Interactive Pte Ltd	Singapore	100
Design Bridge Asia PTE Limited	Singapore	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
GCI Health Singapore PTE. Ltd	Singapore	100
Grey Group PTE Ltd	Singapore	100
HOGARTH WORLDWIDE PTE. LIMITED	Singapore	100
Landor & Fitch Pte. Ltd.	Singapore	100
M Globe Pte. Ltd	Singapore	100
Ogilvy Singapore Pte. Ltd.	Singapore	100
Qais Consulting Pte Ltd	Singapore	100
Scotts Road Management Services LLP	Singapore	100
Soho Square Pte Ltd	Singapore	100
Spafax Airline Network (Singapore) Pte Ltd	Singapore	100
The Brand Power Company Pte Ltd	Singapore	100
The&Partnership Pte. Ltd.	Singapore	100
Verticurl Pte. Ltd.	Singapore	60
WPP Holdings (S) Pte. Ltd	Singapore	100
WPP Media Asia Pacific Holdings Pte. Ltd.	Singapore	100
WPP Media Singapore Pte Ltd	Singapore	100
WPP Media Solutions Singapore Pte Ltd	Singapore	100
WPP Singapore Pte Ltd	Singapore	100
Wunderman Thompson Singapore Pte. Ltd	Singapore	100
Y&R Yangon Pte. Ltd	Singapore	60
Acceleration Digital Marketing (Pty) Limited	South Africa	54.9
Acceleration eMarketing (Pty) Limited	South Africa	54.9
Base Two Digital (Proprietary) Limited	South Africa	54.9
Burson Africa (Pty) Ltd	South Africa	54.9
Collective ID (PTY) Ltd	South Africa	52.5
Essencemediacom Communications (Pty) Ltd	South Africa	54.9
Fast and Remarkable Proprietary Limited	South Africa	54.9
Geometry Global Cape (Pty) Ltd	South Africa	50.3
Hamilton Russell South Africa (Proprietary) Limited	South Africa	100
Hogarth Worldwide (Pty) Limited	South Africa	54.9

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
J Walter Thompson Cape Town (Proprietary) Limited	South Africa	54.9
J Walter Thompson Company South Africa (Pty) Ltd	South Africa	91.6
Jupicorp (Pty) Limited	South Africa	54.9
Maxus Communications Proprietary Limited	South Africa	52.1
Mindshare South Africa (Gauteng) (Proprietary) Limited	South Africa	54.9
Mirum Cape Town Proprietary Limited	South Africa	54.9
Mirum Johannesburg Proprietary Limited	South Africa	54.9
Mirum Proprietary Limited	South Africa	54.9
Mirum South Africa Proprietary Limited	South Africa	54.9
Nota Bene Media Planning Agency (Proprietary) Limited	South Africa	54.9
Ogilvy and Mather South Africa (Pty) Ltd	South Africa	64.1
OgilvyOne Worldwide Johannesburg (Proprietary) Limited	South Africa	100
Platform 5 Technologies Proprietary Limited	South Africa	54.9
The Brand Union	South Africa	79.9
The Hardy Boys (Pty) Ltd	South Africa	54.9
VML South Africa (Pty) Ltd	South Africa	54.9
Wavemaker (Pty) Ltd	South Africa	54.9
WPP Blue Crane (RF) (Pty) Ltd	South Africa	76.6
WPP Media SA Holdings (Pty) Ltd	South Africa	54.9
WPP Media South Africa (Pty) Ltd	South Africa	54.9
WPP South Africa Holdings Proprietary Limited	South Africa	54.9
Wunderman Marketing (Pty) Ltd	South Africa	54.9
Wunderman Thompson Technology SA (Pty) Ltd	South Africa	100
Yonder Media Proprietary Ltd	South Africa	54.9
Young & Rubicam South Africa (Proprietary) Limited	South Africa	54.9
Axicom Spain SL	Spain	100
Burson Cohn & Wolfe S.L.	Spain	100
David the Agency Madrid S.L.	Spain	55
Design Bridge and Partners, S.L.	Spain	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
EssenceMediacom Iberia, S.A.	Spain	100
Grey Espana SLU	Spain	100
Hill & Knowlton Espana SA	Spain	51
Hogarth Worldwide Production Services, SL.	Spain	100
Mindshare Spain SA	Spain	100
Neo Media Technologies Spain, S.A.,	Spain	100
Ogilvy & Mather Publicidad Madrid S.A.	Spain	100
OgilvyOne Worldwide SA	Spain	100
Sra Rushmore SA	Spain	90
The & Partnership Iberia Publicidad, S.L	Spain	100
The Cocktail America, S.L.U.	Spain	80
The Cocktail Experience, S.L.U.	Spain	80
VML MAP SLU	Spain	100
VML Young & Rubicam, S.L.	Spain	100
Wavemaker Publicidad Spain S.L.	Spain	100
WPP Brands Spain, SL	Spain	100
WPP Holdings Spain, S.L.	Spain	100
WPP Media Spain S.A.	Spain	100
WPP Services Spain, S.L.	Spain	100
AKQA Sweden AB	Sweden	100
Axicom AB	Sweden	100
Burson Sweden AB	Sweden	100
EssenceMediacom Sweden AB	Sweden	100
EssenceMediacom Sweden Gothenburg AB	Sweden	89.9
Grey Global Group Sweden AB	Sweden	100
INGO The Agency AB	Sweden	100
KGM Datadistribution AB	Sweden	100
MediaCommunications Services Sverige AB	Sweden	89.9
The & Partnership AB	Sweden	100
The Brand Union AB	Sweden	97.5
VML MAP AB	Sweden	100
WPP Media Sweden AB	Sweden	100
WPP Sweden AB	Sweden	100
Agenda (Taiwan) Ltd	Taiwan	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
David Advertising (Taiwan) Co. Ltd	Taiwan	70
Hogarth & Ogilvy (Taiwan) Co., Ltd	Taiwan	100
Ogilvy & Mather (Taiwan) Co Ltd	Taiwan	70
Ogilvy Public Relations Worldwide Co Ltd	Taiwan	95
OgilvyOne Worldwide (Taiwan) Co Ltd	Taiwan	95
Wavemaker Taiwan Ltd	Taiwan	100
Acceleration eMarketing Middle East FZ-LLC	United Arab Emirates	100
Burson FZ-LLC	United Arab Emirates	100
Burson Public Relations - L.L.C - S.P.C	United Arab Emirates	100
CT Digital Web Design and Softwarehouse L.L.C	United Arab Emirates	75
EssenceMediacom Communications L.L.C	United Arab Emirates	92.5
Hill And Knowlton Strategies Public Relations L.L.C.	United Arab Emirates	100
Memac Ogilvy & Mather (L.L.C)	United Arab Emirates	100
Mindshare Advertising LLC	United Arab Emirates	87.5
Mirum FZ-LLC	United Arab Emirates	75
WAVEMAKER MENA FZ LLC	United Arab Emirates	99.9
WPP Media FZ-LLC	United Arab Emirates	100
Young and Rubicam FZ LLC	United Arab Emirates	99.9
Acceleration eMarketing Limited	United Kingdom	100
AKQA Limited	United Kingdom	100
Alton Wire Products Limited	United Kingdom	100
Ambassador Square	United Kingdom	100
Axicom Limited	United Kingdom	100
Barrows Commerce UK Limited	United Kingdom	100
Bates Overseas Holdings Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Beaumont Square	United Kingdom	100
Belgrave Square	United Kingdom	100
Bookmark Content Ltd	United Kingdom	100
Box of Vegetables Limited	United Kingdom	75.3
Brand Power Limited	United Kingdom	100
Burson Buchanan Limited	United Kingdom	100
Burson Group Limited	United Kingdom	100
Carl Byoir (UK) Limited	United Kingdom	100
CHI Partners Holdings Limited	United Kingdom	100
CHI Wunderman UK Limited	United Kingdom	100
Clarion Communications (P.R.) Limited	United Kingdom	100
Cockpit Holdings Limited	United Kingdom	100
Code Computer Love Limited	United Kingdom	100
Cordiant Communications Group Limited	United Kingdom	100
Design Bridge Limited	United Kingdom	100
Essence Global Limited	United Kingdom	100
EssenceMediacom Holdings Limited	United Kingdom	100
EssenceMediacom North Limited	United Kingdom	100
Essencemediacom Scotland Limited	United Kingdom	100
Fictioneers Limited	United Kingdom	86.8
Fitch Worldwide Limited	United Kingdom	100
Gain Theory Limited	United Kingdom	100
Garrott Dorland Crawford Holdings Limited	United Kingdom	100
Geometry Global (UK) Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Geometry Global Limited	United Kingdom	100
Goat Solutions Ltd	United Kingdom	100
Grey Advertising Limited	United Kingdom	100
Grey Communications Group Limited	United Kingdom	100
Grey Saudi Limited	United Kingdom	100
Halpern Limited	United Kingdom	100
Hill & Knowlton Limited	United Kingdom	100
InfoSum Limited	United Kingdom	100
Kinetic Worldwide Limited	United Kingdom	100
Made Thought Creative Limited	United Kingdom	75
Made Thought Design Limited	United Kingdom	75
Man vs Machine Limited	United Kingdom	75
Mando Corporation Limited	United Kingdom	100
Map Project Office Limited	United Kingdom	75
Mediaedge:CIA Worldwide Limited	United Kingdom	100
Metro Production Group Limited	United Kingdom	100
MFUSE Agency Limited	United Kingdom	100
Mindshare Media UK Limited	United Kingdom	100
Muster Agency Limited	United Kingdom	100
NEW COMMERCIAL ARTS GROUP LIMITED	United Kingdom	100
NEW COMMERCIAL ARTS LONDON LIMITED	United Kingdom	100
NPCOMPLETE LTD	United Kingdom	100
Ogilvy & Mather Group (Holdings) Limited	United Kingdom	100
Ogilvy Health Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
P.O.A. Holdings Limited	United Kingdom	100
Partners (Design Consultants) Limited (The)	United Kingdom	100
Poster Publicity Holdings Ltd	United Kingdom	100
Potato London Ltd	United Kingdom	75.3
Prophaven Limited	United Kingdom	100
S.H.Benson(India)Limited	United Kingdom	100
Set Creative UK Limited	United Kingdom	100
Set Live Limited	United Kingdom	100
Spafax Airline Network Limited	United Kingdom	100
Stickleback Limited	United Kingdom	100
Syzygy UK Limited	United Kingdom	50.3
T&P MEDIA LIMITED	United Kingdom	100
Team Y&R Saudi Limited	United Kingdom	100
Tempus Group Limited	United Kingdom	100
The & Partners Group Limited	United Kingdom	100
THE&PARTNERS LONDON LIMITED	United Kingdom	100
Thistleclub Limited	United Kingdom	100
TWW Group Limited	United Kingdom	100
Unique Digital Marketing Limited	United Kingdom	51.8
Universal Design Studio Limited	United Kingdom	75
Verticurl Marketing UK Limited	United Kingdom	60
VML MAP UK LIMITED	United Kingdom	100
VML(UK) Limited	United Kingdom	100
VMLY&R Health Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
VMLY&R KOL INSIGHTS & DIGITAL SOLUTIONS LIMITED	United Kingdom	75
Voluntarily United Creative Agencies Limited	United Kingdom	100
Wavemaker Global Limited	United Kingdom	100
Wavemaker Limited	United Kingdom	100
Wire & Plastic Products Limited	United Kingdom	100
Wise Conclusion	United Kingdom	100
WPP 1178	United Kingdom	100
WPP 2005 Limited	United Kingdom	100
WPP 2323 Limited	United Kingdom	100
WPP Alma Square	United Kingdom	100
WPP Brands (Europe) Limited	United Kingdom	100
WPP Brands (UK) Limited	United Kingdom	100
WPP Brands Development Holdings (UK) Limited	United Kingdom	100
WPP Brands Holdings (UK) Limited	United Kingdom	100
WPP Compete	United Kingdom	100
WPP Consulting Limited	United Kingdom	100
WPP CP Finance plc	United Kingdom	100
WPP Data & Technology Solutions Ltd	United Kingdom	100
WPP Dolphin UK Limited	United Kingdom	100
WPP DORSET SQUARE LIMITED	United Kingdom	100
WPP Finance 2010	United Kingdom	100
WPP Finance 2013	United Kingdom	100
WPP Finance Co. Limited	United Kingdom	100
WPP Fitzroy Square	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Flame	United Kingdom	100
WPP Global	United Kingdom	100
WPP Golden Square Limited	United Kingdom	100
WPP Group (Nominees) Limited	United Kingdom	100
WPP Group (UK) Ltd	United Kingdom	100
WPP Group Holdings Limited	United Kingdom	100
WPP Headline	United Kingdom	100
WPP Jubilee Limited	United Kingdom	100
WPP Knowledge	United Kingdom	100
WPP Manchester Square Limited	United Kingdom	100
WPP Media Motion Entertainment Limited	United Kingdom	100
WPP Media UK Limited	United Kingdom	100
WPP Montreal Ltd	United Kingdom	100
WPP MR OVERSEAS MEDIA HOLDINGS LIMITED	United Kingdom	100
WPP MR UK Limited	United Kingdom	100
WPP MR US	United Kingdom	100
WPP North Atlantic Limited	United Kingdom	100
WPP Opal Limited	United Kingdom	100
WPP Production Limited	United Kingdom	100
WPP Rocky Ltd	United Kingdom	100
WPP Samson Limited	United Kingdom	100
WPP Sigma Limited	United Kingdom	100
WPP Sphinx Limited	United Kingdom	100
WPP Toronto Ltd	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP UK Germany Holdings	United Kingdom	100
WPP UK Torre	United Kingdom	100
WPP Unicorn Limited	United Kingdom	100
WPP US Investments Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Vancouver Ltd	United Kingdom	100
Wunderman Thompson Commerce UK Limited	United Kingdom	100